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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                           TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported):  March 4, 1998

                               ARBOR DRUGS, INC.
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             (Exact name of registrant as specified in its charter)

                                    MICHIGAN
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                 (State or Other Jurisdiction of Incorporation)


        0-14491                                           38-2054345
      ------------                               -----------------------------
      (Commission                                     (IRS Employer
      File Number)                                    Identification No.)

      3331 West Big Beaver Road, Troy, Michigan                   48084
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      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code        (248) 643-9420
                                                    --------------------------

                              Not Applicable
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        (Former name or former address, if changed since last report)


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Items 1-4.    Not Applicable.

Item 5.       Other Events.

              On March 4, 1998, CVS Corporation ("CVS") and Arbor Drugs, Inc. (the "Company") issued a joint press release (the "Press Release") announcing that a shareholder lawsuit has been commenced against CVS, the Company and the directors of the Company. The lawsuit was filed in the Oakland County Circuit Court, State of Michigan. The Press Release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 6.       Not Applicable.

Item 7.       Financial Statements
              Pro Forma Financial Information and Exhibits.

      (a)-(b) Not Applicable.

      (c)     Exhibits Required by Item 601 of Regulation S-K.

              99 Press Release issued by CVS Corporation and Arbor Drugs, Inc., dated March 4, 1998


Item 8.       Not Applicable.


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                                   SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 ARBOR DRUGS, INC.



                                 By:        /s/ Gilbert C. Gerhard
                                         -------------------------------------
                                         Name:    Gilbert C. Gerhard
                                         Title:   Senior Vice President -
                                                  Finance and Administration

Dated:  March 5, 1998





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                                 EXHIBIT INDEX


Exhibit No.                       Description
-----------                       -----------
    99                            Press Release issued by CVS Corporation and
                                  Arbor Drugs, Inc., dated March 4, 1998.





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